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                                                              EXHIBIT 99.09

                  MONTHLY CERTIFICATEHOLDERS' STATEMENT 1994-7


                         [Exhibit Begins on Next Page]
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                    [LETTERHEAD OF FIRST USA APPEARS HERE]

                     MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                FIRST USA BANK

               -------------------------------------------------
               FIRST USA CREDIT CARD MASTER TRUST, SERIES 1994-7
               -------------------------------------------------

     Monthly Period:                                      05/01/96  to
                                                          05/31/96
     Distribution Date:                                   06/17/96
     Transfer Date:                                       06/14/96

Under Section 5.02 of the Pooling and Servicing Agreement dated as of September 1, 1992 (the "Pooling and Servicing Agreement") by and between First USA Bank (the "Bank") and The Bank of New York (Delaware), as trustee (the "Trustee") the Bank, as Servicer, is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the First USA Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date noted above and with respect to the performance of the Trust during the month noted above is set forth below. Certain information is presented on the basis of an original principal amount of $1,000 per Series 1994-7 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amount for the Trust as a whole. Capitalized terms used in this Monthly Certificateholders' Statement have their respective meanings set forth in the Pooling and Servicing Agreement.

A.  Information Regarding the Current Monthly Distribution.
    ------------------------------------------------------

    1.    The total amount of the distribution to
          Certificateholders on the Distribution Date per $1,000 original certificate principal amount

                                       Class A                    $5.14937500
                                       Class B                     5.35104163
                                       Collateral Inv. Amt.        5.48854163
                                                               --------------
                                       Total (weighted avg.)      $5.19809599

    2. The amount of the distribution set forth in paragraph 1 above in respect of interest on the Certificates, per $1,000 original certificate principal amount

                                       Class A                    $5.14937500
                                       Class B                     5.35104163
                                       Collateral Inv. Amt.        5.48854163
                                                               --------------
                                       Total (weighted avg.)      $5.19809599

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
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     3.    The amount of the distribution set forth in paragraph 1
           above in respect of principal on the Certificates, per $1,000 original certificate principal amount

                                       Class A                    $0.00000000
                                       Class B                     0.00000000
                                       Collateral Inv. Amt.        0.00000000
                                                               --------------
                                       Total                      $0.00000000

B.   Information Regarding the Performance of the Trust.
     ---------------------------------------------------

     1.    Allocation of Principal Receivables.
           ------------------------------------

           The aggregate amount of Allocations of Principal
           Receivables processed during the Monthly Period which were allocated in respect of the Certificates

                                       Class A                 $80,308,362.77
                                       Class B                   6,281,207.30
                                       Collateral Inv. Amt.     10,163,615.92
                                                               --------------
                                       Total                   $96,753,185.99
                                                               ==============

     2.    Allocation of Finance Charge Receivables.
           -----------------------------------------

           (a)   The aggregate amount of Allocations of Finance
                 Charge Receivables processed during the Monthly
                 Period which were allocated in respect of the Certificates

                                       Class A                 $11,073,000.29
                                       Class B                     867,163.56
                                       Collateral Inv. Amt.      1,400,808.36
                                                               --------------
                                       Total                   $13,340,972.21
                                                               ==============

           (b)   Principal Funding Investment Proceeds (to Class A)       N/A
           (c)   Withdrawals from Reserve Account (to Class A)            N/A
                                                               --------------
                 Class A Available Funds                       $11,073,000.29
                                                               ==============



     3.    Principal Receivables/Investor Percentages
           ------------------------------------------

           (a)   The aggregate amount of Principal Receivables in
                 the Trust as of the  last day of the Monthly Period
                                                           $15,687,000,634.22

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
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         (b)   Invested Amount as of the last day of the preceding
               month (Adjusted Class A Invested Amount during
               Accumulation Period)

                                       Class A                $750,000,000.00
                                       Class B                  58,735,000.00
                                       Collateral Inv. Amt.     94,880,000.00
                                                              ---------------
                                       Total                  $903,615,000.00
                                                              ===============

         (c) The Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(b) above as a percentage of the aggregate amount of Principal Receivables as of the Record Date set forth in paragraph 3(a) above

                                       Class A                         4.781%
                                       Class B                         0.374%
                                       Collateral Inv. Amt.            0.605%
                                                               --------------
                                       Total                           5.760%

         (d)   During the Amortization Period: The Invested
               Amount as of _______ (the last day of the Revolving
               Period)

                                       Class A                           N.A.
                                       Class B                           N.A.
                                       Collateral Inv. Amt.              N.A.
                                                               --------------
                                       Total                             N.A.

         (e) The Fixed/Floating Allocation Percentage: The Invested Amount set forth in paragraph 3(d) above as a percentage of the aggregate amount of Principal
               Receivables set forth in paragraph 3(a) above

                                       Class A                           N.A.
                                       Class B                           N.A.
                                       Collateral Inv. Amt.              N.A.
                                                               --------------
                                       Total                             N.A.


     4.  Delinquent Balances.
         -------------------

         The aggregate amount of outstanding balances in the      Aggregate
         Accounts which were delinquent as of the end of the day   Account
         on the last day of the Monthly Period                     Balance
                                                              ---------------

         (a)      35 - 64 days                                $245,668,918.87
         (b)      65 - 94 days                                 145,049,769.47
         (c)      95 - 124 days                                119,397,715.86
         (d)      125 - 154 days                                94,582,145.20
         (e)      155 - 184 days                                76,340,060.98
         (f)      185 or more days                              65,603,367.91
                                                              ---------------
                                       Total                  $746,641,978.29
                                                              ===============

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                         Series 1994-7
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     5.  Monthly Investor Default Amount.
         -------------------------------

         (a) The aggregate amount of all defaulted Principal Receivables written off as uncollectible during the Monthly Period allocable to the Invested Amount (the aggregate "Investor Default Amount")

                                       Class A                  $3,188,977.35
                                       Class B                     249,739.45
                                       Collateral Inv. Amt.        403,426.90
                                                            -----------------
                                       Total                    $3,842,143.70
                                                            =================

         (b) The amount set forth in paragraph 5(a) above in respect of the Monthly Investor Default Amount, per original $1,000 interest

                                       Class A                          $4.25
                                       Class B                           4.25
                                       Collateral Inv. Amt.              4.25
                                                            -----------------
                                       Total                            $4.25
                                                            =================

     6.  Investor Charge-Offs & Reimbursements of Charge-Offs.
         ----------------------------------------------------

         (a) The aggregate amount of Class A Investor Charge-
             Offs and the reductions in the Class B Invested
             Amount and the Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================


         (b) The amounts set forth in paragraph 6(a) above, per $1,000 original certificate principal amount
             (which will have the effect of reducing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
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         (c) The aggregate amount of Class A Investor Charge-
             Offs reimbursed and the reimbursement of reductions in the Class B Invested Amount and the Collateral Invested Amount

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

         (d) The amount set forth in paragraph 6(c) above, per $1,000 interest (which will have the effect of increasing, pro rata, the amount of each Certificateholder's investment)

                                       Class A                          $0.00
                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================

     7.  Investor Servicing Fee.
         ----------------------

         (a) The amount of the Investor Monthly Servicing Fee payable by the Trust to the Servicer for the Monthly Period

                                       Class A                  $  937,500.00
                                       Class B                      73,418.75
                                       Collateral Inv. Amt.        118,600.00
                                                            -----------------
                                       Total                    $1,129,518.75
                                                            =================

         (b) The amount set forth in paragraph 7(a) above, per $1,000 interest

                                       Class A                    $1.25000000
                                       Class B                     1.25000000
                                       Collateral Inv. Amt.        1.25000000
                                                            -----------------
                                       Total                      $1.25000000
                                                            =================

     8.  Reallocated Principal Collections
         ---------------------------------

         The amount of Reallocated Collateral and Class B
         Principal Collections applied in respect of Interest
         Shortfalls, Investor Default Amounts or Investor
         Charge-Offs for the prior month.

                                       Class B                           0.00
                                       Collateral Inv. Amt.              0.00
                                                            -----------------
                                       Total                            $0.00
                                                            =================
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                          Series 1994-7
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     9.  Collateral Invested Amount

         (a) The amount of the Collateral Invested Amount as
             of the close of business on the related
             Distribution Date after giving effect to
             withdrawals, deposits and payments to
             be made in respect of the preceding month         $94,880,000.00

         (b) The Required Collateral Invested Amount as of
             the close of business on the related Distribution
             Date after giving effect to withdrawals, deposits
             and payments to be made in respect of the
             preceding month                                   $94,880,000.00

     10. The Pool Factor.

         The Pool Factor (which represents the ratio of the amount of the Investor Interest on the last day of the Monthly Period to the amount of the Investor Interest as of the Closing Date). The amount of a Certificateholder's pro rata share of the Investor Participation Amount can be determined by multiplying the original denomination of the holder's Certificate by the Pool Factor

                                       Class A                     1.00000000
                                       Class B                     1.00000000
                                                             ----------------
                                       Total (weighted avg.)       1.00000000

     11. The Portfolio Yield
         -------------------

         The Portfolio Yield for the related Monthly Period            12.61%

     12. The Base Rate
         -------------
         The Base Rate for the related Monthly Period                   7.63%






     C.  Information Regarding the Principal Funding Account
         ---------------------------------------------------

     1.  Accumulation Period
         -------------------

         (a)   Accumulation Period commencement date                 10/31/98

         (b)   Accumulation Period Length (months)                          1

         (c)   Accumulation Period Factor                               15.01

         (d)   Required Accumulation Factor Number                         11

         (e)   Controlled Accumulation Amount                 $750,000,000.00

         (f)   Minumum Payment Rate (last 12 months)                    9.54%
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MONTHLY CERTIFICATEHOLDERS' STATEMENT                            Series 1994-7
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     2.  Principal Funding Account
         -------------------------

     Beginning Balance                                                  $0.00
         Plus: Principal Collections for Related Monthly Period
               from Principal Account                                    0.00
         Plus: Interest on Principal Funding Account Balance for
               Related Monthly Period                                    0.00
         Less: Withdrawals to Finance Charge Account                     0.00
         Less: Withdrawals to Distribution Account                       0.00
                                                            -----------------
     Ending Balance                                                     $0.00


     3.  Accumulation Shortfall
         ----------------------

               The Controlled Deposit Amount for the previous
               Monthly Period                                             N/A

         Less: The amount deposited into the Principal Funding
               Account for the Previous Monthly Period                    N/A
                                                            -----------------

               Accumulation Shortfall                                     N/A
                                                            =================

               Aggregate Accumulation Shortfalls                          N/A
                                                            =================


     4.  Principal Funding Investment Shortfall
         --------------------------------------

               Covered Amount                                             N/A

         Less: Principal Funding Investment Proceeds                      N/A
                                                            -----------------

               Principal Funding Investment Shortfall                     N/A

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MONTHLY CERTIFICATEHOLDERS' STATEMENT                        Series 1994-7
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D.   Information Regarding the Reserve Account
     -----------------------------------------

     1.  Required Reserve Account Analysis

         (a)   Required Reserve Account Amount percentage
               (0.5% of Class A Invested Amount or other amount
               designated by Transferor)                                0.00%

         (b)   Required Reserve Account Amount ($)                      $0.00

         (c)   Required Reserve Account Balance after effect of         $0.00
               any transfers on the Related Transfer Date

         (d)   Reserve Draw Amount transferred to the Finance
               Charge Account on the Related Transfer Date              $0.00


     2.  Reserve Account Investment Proceeds
         -----------------------------------

         Reserve Account Investment Proceeds transferred to the
         Finance Charge Account on the Related Transfer Date              N/A


     3.  The Portfolio Adjusted Yield
         ----------------------------

         The Portfolio Adjusted Yield for the related Mthly Period      4.86%


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MONTHLY CERTIFICATEHOLDERS' STATEMENT
Signature Page


                                     FIRST USA BANK
                                     as Servicer


                                     By:  /s/ Steven L. McDonald
                                        -----------------------------------
                                         Steven L. McDonald
                                         Senior Vice President